                                  SCHEDULE 14A
                                 (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to Rule 14a-11(c) or Rule 14a-12


                         MFS/SUN LIFE SERIES TRUST
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2).
/ /  $500  per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     N/A
     ------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     N/A
     ------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     N/A
     ------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     N/A
     ------------------------------------------------------------------------


(5)  Total fee paid:

     N/A
     ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)  Amount Previously Paid:

     N/A
     ------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     N/A
     ------------------------------------------------------------------------

(3)  Filing Party:

     N/A
     ------------------------------------------------------------------------

(4)  Date Filed:

     N/A
     ------------------------------------------------------------------------

                           MFS/SUN LIFE SERIES TRUST
                              WORLD GROWTH SERIES
                500 Boylston Street, Boston, Massachusetts 02116

                      ------------------------------------

                       Notice of Meeting of Shareholders
                           To be held April 29, 1996

A Meeting of Shareholders of the World Growth Series of MFS/Sun Life Series Trust (the "Fund") will be held at the offices of Sun Life Assurance Company of Canada, One Sun Life Executive Park, Wellesley Hills, Massachusetts, on Monday, April 29, 1996 at 9:30 a.m. for the following purposes:

ITEM 1. To approve two new Sub-Investment Advisory Agreements, one between Massachusetts Financial Services Company ("MFS") and Foreign & Colonial Management Limited ("FCM"), and the other between FCM and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), containing substantially the same terms and conditions as the current Sub-Investment Advisory Agreement between MFS and Batterymarch Financial Management, Inc. ("Batterymarch"), to become effective on or about May 1, 1996.

ITEM 2. To transact such other business as may come before the Meeting of Shareholders and any adjournments thereof.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

    Only shareholders of record on March 25, 1996 will be entitled to vote at the Meeting of Shareholders and at any adjournments thereof.

                                            BONNIE S. ANGUS, Secretary and Clerk

Wellesley Hills, Massachusetts
April 3, 1996

            PROXY STATEMENT FOR MEETING TO BE HELD ON APRIL 29, 1996

    This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS/Sun Life Series Trust (the "Trust") to be used at a Meeting of Shareholders (the "Meeting") of the World Growth Series ("WGS") to be held in the offices of Sun Life Assurance Company of Canada, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181 on April 29, 1996 at 9:30 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Trust or delivered at the Meeting. Shareholders of record at the close of business on March 25, 1996 will be entitled to one vote for each share held. As of March 25, 1996 there were [to come] shares of beneficial interest of WGS outstanding, all of which were owned of record by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") and held in Sun Life of Canada (U.S.) Variable Account F and Sun Life (N.Y.) Variable Account C (the "Variable Accounts"), separate accounts established to fund benefits under variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.), respectively. Sun Life (U.S.) and Sun Life (N.Y.) will solicit voting instructions with respect to shares held by the Variable Accounts from owners of and participants and payees under variable contracts participating in the investment experience of the Variable Accounts. All shares of WGS held by each Variable Account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received from persons having such right.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and proxy statement with its enclosures on or about April 3, 1996. All of the expenses of the solicitation will be borne by the Trust.

The Trust has mailed to its Shareholders copies of its Annual Report for the fiscal year ended December 31, 1995 containing financial statements reflecting the financial position and operations of the Trust for such fiscal year. A copy of the Annual Report may be obtained without charge by contacting the Sun Life Annuity Service Center at P.O. Box 1024, Boston, MA 02103-9986 or telephone toll-free at (800) 752-7215.

ITEM 1--TO APPROVE TWO NEW SUB-INVESTMENT ADVISORY AGREEMENTS, ONE BETWEEN MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND FOREIGN & COLONIAL
MANAGEMENT LIMITED ("FCM"), AND THE OTHER BETWEEN FCM AND ITS SUBSIDIARY, FOREIGN & COLONIAL EMERGING MARKETS LIMITED, CONTAINING SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE CURRENT SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN MFS AND BATTERYMARCH FINANCIAL MANAGEMENT, INC., TO BECOME EFFECTIVE ON OR ABOUT MAY 1, 1996.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE NEW SUB-INVESTMENT ADVISORY AGREEMENTS.

BACKGROUND AND SUMMARY

    Massachusetts Financial Services Company ("MFS" or the "Adviser") serves as WGS's investment adviser and provides WGS with overall investment advisory and administrative services, as well as general office facilities. MFS manages WGS's assets invested in U.S. markets, and has engaged two sub-advisers, Oechsle International Advisors, L.P. ("Oechsle") and Batterymarch Financial Management, Inc. ("Batterymarch"), to manage WGS's assets invested in foreign markets. Oechsle manages WGS's assets invested in developed foreign markets, such as Western Europe, Japan, Australia and New Zealand, and Batterymarch manages WGS's assets invested in emerging markets, such as Latin America and the Pacific Rim (excluding Japan).

At December 31, 1995, WGS's net assets were $146,388,233 and the net assets of the sub-portfolios of WGS managed by MFS, Oechsle and Batterymarch were $69,382,966, $52,970,805 and $24,034,462, respectively.

The Board of Trustees has approved the termination by MFS of Batterymarch as a sub-adviser to WGS and the retention by MFS of Foreign & Colonial Management Limited ("FCM") and of its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), as new sub-advisers to WGS to replace Batterymarch. Under this arrangement, FCM and FCEM would commence managing WGS's assets invested in emerging markets on or about May 1, 1996. FCM and FCEM are described below under the caption "Description of FCM and FCEM; Strategic Alliance Between MFS and FCM."

At the Meeting, shareholders of WGS will be asked to approve two new Sub-Investment Advisory Agreements, one between MFS and FCM, and the other between FCM and FCEM (the "New Sub-Investment Advisory Agreements"). The proposed New Sub-Investment Advisory Agreements are substantially identical to the Sub-Investment Advisory Agreement between MFS and Batterymarch dated January 5, 1995 and currently in effect (the "Current Sub-Investment Advisory Agreement"). A description of the New Sub-Investment Advisory Agreements and the services to be provided by FCM and FCEM thereunder is set forth below under the caption "Description of the New Sub-Investment Advisory Agreements."

Approval of the new Sub-Investment Advisory Agreements would have no effect upon the amount of management fees paid by WGS to MFS. MFS, not WGS, pays management fees to the sub-advisers, and FCM and FCEM would receive from MFS the same level of compensation MFS currently pays Batterymarch.

DESCRIPTION OF MFS AND BATTERYMARCH

    MFS, a Delaware corporation located at 500 Boylston Street, Boston, Massachusetts 02116, manages the assets of WGS pursuant to an Investment Advisory Agreement, dated November 1, 1993 (the "Advisory Agreement"). The Adviser provides WGS with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for WGS. For these services and facilities, MFS receives a fee, computed and paid monthly, at an annual rate equal to 0.90% of the average daily net assets of WGS for WGS's then-current fiscal year. The total management fee paid by WGS to the Adviser under the Investment Advisory Agreement during WGS's fiscal year ended December 31, 1995 was $1,090,977. MFS has also undertaken to reimburse WGS for aggregate expenses, excluding taxes, extraordinary expenses and brokerage costs, in excess of 1.50% of the average daily net assets of WGS for the fiscal year.

Batterymarch, a Maryland corporation located at 200 Clarendon Street, Boston, Massachusetts 02116, is a registered investment adviser that acts as one of WGS's two sub-advisers pursuant to the Current Sub-Investment Advisory
Agreement. The Current Sub-Investment Advisory Agreement was most recently approved by the Board of Trustees, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to the Current Sub-Investment Advisory Agreement (collectively, the "Independent Trustees"), on November 1, 1995, and was approved by WGS's shareholders on December 29, 1994, in connection with the acquisition of the predecessor to Batterymarch by Legg Mason, Inc.

Under the Current Sub-Investment Advisory Agreement, the Adviser has delegated to Batterymarch the authority to make investment decisions with respect to that portion of WGS's assets as the Adviser shall from time to time designate. This delegation is subject to oversight by the Adviser and determinations as to investment policy by the Board of Trustees. Batterymarch manages WGS's assets which the Adviser has designated for investment in emerging countries or regions. For its services, the Adviser (not WGS) pays Batterymarch an annual management fee, computed and paid monthly, in an amount equal to 1.00% on an annualized basis of the average daily net asset value of WGS's assets managed by Batterymarch. The total management fee paid by the Adviser to Batterymarch under the Current Sub-Investment Advisory Agreement during WGS's fiscal year ended December 31, 1995 was $206,294.

DESCRIPTION OF FCM AND FCEM; STRATEGIC ALLIANCE BETWEEN MFS AND FCM

    DESCRIPTION OF FCM AND FCEM. FCM and FCEM are both companies incorporated under the laws of England and Wales and are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Fifty percent of the outstanding voting securities of Hypo F&C is owned by each of (i) Pountney Hill Holdings Limited, which is wholly owned by five closed-end, publicly listed investment trusts managed by FCM, including Foreign & Colonial Investment Trust PLC, and (ii) Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of December 31, 1995, FCM managed approximately U.S. $19.1 billion of assets, including approximately U.S. $12.6 billion of assets in equity securities and approximately U.S. $6.5 billion of assets in fixed income securities.

FCEM is a wholly owned subsidiary of FCEM (HOLDINGS) Limited ("FCEM Holdings"). FCEM Holdings is a subsidiary of FCM, which owns 75.1% of the outstanding voting securities of FCEM Holdings. Garantia Banking Limited, a wholly owned subsidiary of Banco de Investimentos Garantia SA located at Rua Jorge Coelho, 16-13th Floor, CEP 01451-020, Sao Paulo, Brazil, owns 14.9% of the outstanding voting securities of FCEM Holdings, and Audley William Twiston Davies, the Managing Director of FCEM, owns 10% of the outstanding voting securities of FCEM Holdings. FCEM manages emerging market investments for FCM and FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of December 31, 1995, FCEM managed approximately U.S. $3.4 billion of assets invested in emerging markets.

The name, address and principal occupation of the principal executive officer and each director of FCM and FCEM are set forth in Appendix A. The size and the rate of FCM's and FCEM's investment advisory compensation with respect to other U.S. registered investment companies having a similar investment objective to WGS advised by FCM and FCEM are set forth in Appendix B.

STRATEGIC  ALLIANCE  BETWEEN  MFS AND  FCM.  MFS  and FCM  have  entered  into a strategic alliance pursuant to which they have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement certain expenses and revenues relating to their cooperative activities, including, if Item I is approved by shareholders of WGS, investment advisory fees received from WGS and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to WGS, are shared. As part of this alliance, the portfolio managers and investment analysts of MFS and FCM share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of FCM, and FCM has access to the extensive U.S. equity investment expertise of MFS. MFS investment analysts are working for an extended period with FCM portfolio managers and investment analysts at their offices in London. In return, one or more FCM employees are expected to work in a similar manner at MFS' Boston offices.

In certain instances there may be securities which are suitable for WGS's portfolio as well as for portfolios of other clients of MFS or clients of FCM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as WGS is concerned, in other cases it may produce increased investment opportunities for WGS.

PROPOSED SUBSTITUTION OF FCM AND FCEM FOR BATTERYMARCH

    MFS has exercised its right under the Current Sub-Investment Advisory Agreement with Batterymarch to terminate that Agreement effective on or about May 1, 1996. However, the termination of that Agreement is conditioned upon the approval by WGS's shareholders of the proposed New Sub-Investment Advisory Agreements with FCM and FCEM, which if so approved will become effective on or about May 1, 1996. If the New Sub-Investment Advisory Agreements are not approved by WGS's shareholders, Batterymarch will continue to serve as sub-adviser to WGS pursuant to the Current Sub-Investment Advisory Agreement pending consideration by MFS and the Board of Trustees, including the Independent Trustees, of what further action, if any, should be taken in the best interests of shareholders.

As discussed more fully below under the caption "Description of the New Sub-Investment Advisory Agreements," the terms of the proposed New Sub-Investment Advisory Agreements are substantially identical to the Current Sub-Investment Advisory Agreement. Under the Current Sub-Investment Advisory Agreement, Batterymarch receives a sub-investment management fee from MFS (not from WGS) equal to 1.00% per annum of the average daily net asset value of the assets of WGS managed by Batterymarch. Likewise, under the proposed New Sub-Investment Advisory Agreement between MFS and FCM, FCM would receive a sub-investment management fee from MFS (not from WGS) equal to 1.00% per annum of the average daily net asset value of the assets of WGS managed by FCM. FCM would, in turn, pay the sub-investment management fee it receives from MFS over to FCEM, as the proposed New Sub-Investment Advisory Agreement between FCM and FCEM provides that FCEM would receive a sub-investment management fee from FCM (not from WGS or MFS) equal to 1.00% per annum of the average daily net asset value of the assets of WGS managed by FCEM.

In addition to receiving this cash compensation, FCM and FCEM, like Batterymarch, would receive certain benefits from placing portfolio transactions on behalf of WGS. The initial criterion FCM and FCEM apply in selecting a broker to effect a securities transaction for their respective clients is whether the broker can provide the best price and execution for the transaction. In accordance with Section 28(e) of the Securities Exchange Act of 1934, however, FCM and FCEM may from time to time select as brokers for their respective clients those firms that furnish research services to them. These services are generally defined as those providing lawful and appropriate assistance to FCM and FCEM in the performance of their investment decision making responsibilities. Among the specific kinds of research services that FCM and FCEM may receive from brokers are fundamental analysis of the economy, the political environment, the financial markets, individual companies and specific industries and technical analysis of individual securities. In following a policy of selecting brokers furnishing research services, FCM and FCEM may pay commissions higher than those obtainable from other brokers who do not provide such services. FCM and FCEM will use the research they obtain to service all the accounts they manage and use no formal procedures to direct client transactions to a particular broker in return for products and research services received.

Joseph C. Williams is currently the portfolio manager for the assets of WGS allocated to Batterymarch. Mr. Williams leads the emerging markets investment activities of Batterymarch and has been a portfolio manager with the predecessor of Batterymarch since 1994. Prior to joining Batterymarch, Mr. Williams served as a director at Morgan Grenfell Investment Services in London.

If the Fund's shareholders approve the proposed New Sub-Investment Advisory Agreements, it is anticipated that Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, will become the portfolio manager for the assets of WGS allocated to FCM and FCEM. Dr. Banerji has been employed by FCEM since 1993 before which he served as Joint Head of Emerging Markets for Citibank Global Asset Management since 1989.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    The Board of Trustees approved of the proposed New Sub-Investment Advisory Agreements at a meeting held on January 25, 1996. Prior to this meeting, MFS had discussed with the Board of Trustees its analysis that FCM and FCEM achieved superior investment performance in the management of emerging market investments. MFS informed the Board of Trustees at a meeting held on November 1, 1995 of its intention to recommend that the Board of Trustees consider replacing Batterymarch with FCM and FCEM. Before approving these Agreements, the Board reviewed and discussed with representatives of MFS materials furnished by MFS and FCM, including drafts of the proposed New Sub-Investment Advisory
Agreements; background information concerning FCM and FCEM covering their corporate, management and operational structures and personnel, their history and significant achievements, their product lines and emphasis, and their investment philosophy and style; the investment performance of accounts advised by FCM and FCEM as compared to various benchmarks and to the investment performance of the portion of WGS's assets managed by Batterymarch; the financial statements of Hypo F&C (FCM's parent); and certain regulatory filings of FCM and FCEM.

Upon conclusion of its review of these materials and the presentation made by MFS, the Board of Trustees, including the Independent Trustees, unanimously approved the proposed New Sub-Investment Advisory Agreements. In deciding to approve these Agreements, the Board placed particular emphasis on the following factors:

 (i) the investment  performance of  FCM and  FCEM in  managing emerging  market
     investments   as   those   results   significantly   outperformed  relevant
     benchmarks;

 (ii) the depth, qualifications and experience of FCM's and FCEM's investment management and research personnel and the fact that FCM and FCEM have 23 investment management and research personnel devoted to emerging markets;

 (iii) the terms of the proposed New Sub-Investment Advisory Agreements, which are substantially identical to the Current Sub-Investment Advisory Agreement;

 (iv) the fact that FCM and FCEM would receive from MFS the same compensation for their sub-advisory services as MFS currently pays Batterymarch;

 (v) the history, reputation and background of FCM and FCEM and their financial condition; and

 (vi) the fact that MFS and FCM have entered into a strategic alliance, as discussed above under the caption "Description of FCM and FCEM; Strategic Alliance between MFS and FCM."

THE BOARD OF TRUSTEES HAS DETERMINED THAT THE PROPOSED NEW SUB-INVESTMENT ADVISORY AGREEMENTS ARE IN THE BEST INTEREST OF WGS AND ITS SHAREHOLDERS AND RECOMMENDS THEIR APPROVAL BY SHAREHOLDERS.

DESCRIPTION OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENTS

    The Advisory Agreement between MFS and the Trust on behalf of WGS, permits MFS from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Advisory Agreement, MFS has engaged Batterymarch as one of two sub-advisers to WGS.

Under the proposed New Sub-Investment Advisory Agreement between MFS and FCM (the "FCM Agreement"), which is identical in all substantive respects to the Current Sub-Investment Advisory Agreement, MFS may delegate to FCM the authority to make investment decisions for WGS. Pursuant to the FCM Agreement, it is intended that FCM, through FCEM, would provide portfolio management services for assets of WGS invested in emerging markets. For its services, MFS would pay FCM an annual management fee computed and paid monthly, in an amount equal to 1.00% per annum of the average daily net asset value of WGS's assets managed by FCM. This is the same fee as is currently paid by MFS to Batterymarch under the Current Sub-Investment Advisory Agreement.

The terms of the FCM Agreement would permit FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. Under the terms of the proposed New Sub-Investment Advisory Agreement between FCM and FCEM (the "FCEM Agreement"), FCM would delegate to FCEM its obligations under the terms of the FCM Agreement, which reflects the fact that FCEM is the FCM affiliate which has the investment expertise in emerging markets. For these services, FCM would pay FCEM under the FCEM Agreement a sub-advisory fee equal to 1.00% on an annualized basis of the average daily net asset value of the assets of WGS managed by FCEM. The FCEM Agreement is substantially identical to the FCM Agreement.

Under the terms of the proposed New Sub-Investment Advisory Agreements, FCM and FCEM would be required to furnish MFS with information and advice, including advice on the allocation of investments among emerging market countries or regions, relating to such portion of WGS's assets as MFS shall from time to time designate, to furnish continuously an investment program with respect to such assets, and otherwise to manage WGS's investments in accordance with the investment objective and policies as stated in the Trust's then current Prospectus and Statement of Additional Information. FCM and FCEM would bear all expenses in connection with the performance of their services under the proposed New Sub-Investment Advisory Agreements.

The proposed New Sub-Investment Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence, neither FCM nor FCEM shall be liable for any act or omission in the course of, or in connection with, the rendering of their services thereunder.

Each proposed New Sub-Investment Advisory Agreement would remain in effect pursuant to its terms until November 1, 1996, and thereafter for successive periods if and so long as such continuation is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) the affirmative vote of the lesser of (1) more than fifty percent (50%) of the outstanding shares of WGS or (2) sixty-seven percent (67%) or more of the shares of WGS present at the meeting if more than fifty percent (50%) of the outstanding shares of WGS are represented at the meeting in person or by proxy (a "Majority Vote"), provided that in either event the continuation also is approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. Each proposed New Sub-Investment Advisory Agreement would be terminable, without penalty, by the Board of Trustees of the Trust, by a Majority Vote of WGS's shareholders, by MFS or by FCM, and in the case of the FCEM Agreement, by FCEM, in each case on not more than sixty nor less than thirty days' written notice to the other party and to WGS, unless terminated by FCM, with respect to the FCM Agreement, or FCEM, with respect to the FCEM Agreement, in which case such termination is required to be on not more than ninety days nor less than sixty days written notice. Each proposed New Sub-Investment Advisory Agreement would terminate automatically in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the Advisory Agreement between the Trust, on behalf of WGS, and MFS.

The description of the proposed New Sub-Investment Advisory Agreements is qualified in its entirety by reference to the forms of FCM Agreement and FCEM Agreement which are attached as Appendix C and Appendix D, respectively, to this proxy statement.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

    All proxies received by management of the Trust will be voted on all matters presented at the Meeting and at any adjournments thereof, and, if not limited to the contrary, will be voted FOR Item 1. Approval of Item 1 requires a Majority Vote of WGS's shareholders (as defined above).

Management of the Trust knows of no other matters to be brought before the Meeting. If, however, any other matters come before the Meeting and any adjournments thereof, it is management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS

    The Trust is a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment management agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholder's meetings must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION

    The information contained in this proxy statement relating to FCM and FCEM has been furnished by FCM and FCEM.

As discussed above, the Trust engages MFS as investment adviser to WGS. MFS, a Delaware corporation, with offices at 500 Boylston Street, Boston, MA 02116, is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

April 3, 1996                                          MFS/Sun Life Series Trust
                                                             World Growth Series

                                   APPENDIX A
                            DIRECTORS AND PRINCIPAL
                            EXECUTIVE OFFICER OF FCM

NAME                   POSITION WITH FCM, PRINCIPAL OCCUPATION AND ADDRESS(1)
---------------------  -------------------------------------------------------------------------------------------------
M.J. Hart              (Chairman) Head of UK Department
J.D.D. Ogilvy          Chief Executive (Principal Executive Officer)
A.K. Banerji           Chief Investment Officer of FCEM
A.C. Barker            Head of U.S. Management
K.R. Barker            Head of U.K. Equities
M.J. Boxford           Investment Manager -- Venture Capital
F.G.W. Brooke          Investment Management -- Charities
A.W. Twiston-Davies    Managing Director of FCEM
S.W.E. Dolbear         Head of Derivatives Management
R.G. Donkin            Director and Joint Company Secretary
R.E. Dowdall           Finance Director
W.J. Ducas(2)          Managing Director U.S. Institutional Marketing
W.D. Eccles            Investment Manager -- Venture Capital
R.S. Edgar             Institutional Europe/U.S. Business Development
J.A. Findlay           Investment Management -- North America
F.H.G. Hunt            Investment Manager -- Fixed Interest
G. Inderst             Assistant Chief Investment Officer
S.E.V. James           Managing Director -- Marketing U.K. Retail
S.L. Kinnersley        Investment Management -- LTCB
J.F. Lubran            Managing Director -- Marketing Global Institutional
J.V. Monckton          Head of Fixed Interest Department
N.E. Morecroft         U.K. Marketing Director
J.J. Nelson            Managing Director of Venture Capital Subsidiary
F.A.R. Packard         Chairman of FCEM and Institutional Marketing
M.F. Palone(2)         Director U.S. Institutional Marketing
N.H. Pitt-Lewis        Head of Compliance
R.L. Richards          Investment Manager -- Venture Capital
M.J.C. Robertson       Charities Sales Director
E. Scott-Forbes        Head of European Equities
R. Simpson             Client Services Director
C. Thomson             Chief Investment Officer
J.J. Tigue             Investment Management -- U.K.
G.R. Walker            Chief Operating Officer and Group Finance Officer
C.A. Walton            Marketing Director
R.T. Watson            Investment Management -- U.K. Institutional
S.F. White             Investment Management -- Europe
E.J. Wood              Investment Management -- U.K.
I.K. Wright            Investment Management -- Japan

------------------------------

(1)The address of each of the individuals listed above is Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, unless indicated otherwise.

(2)The address of Messrs. Ducas and Palone is Suite 2910, 225 Franklin Street, Boston, Massachusetts 02110.

                            DIRECTORS AND PRINCIPAL
                           EXECUTIVE OFFICER OF FCEM

NAME                    POSITION WITH FCEM, PRINCIPAL OCCUPATION AND ADDRESS(1)
----------------------  ---------------------------------------------------------------------------------------------------

A.W. Twiston Davies     Managing Director (Principal Executive Officer)
A.K. Banerji            Chief Investment Officer
H.P. Carey              S.E. Asia
S. Delman               Emerging Europe/Middle East/Africa
M.C. Gabriel            Finance Director
E.B. McLaughlin         Latin America
F.A.R. Packard          Chairman
J.D.D. Ogilvy           Chief Executive (Principal Executive Officer) of FCM
M.A.J.A. Wenhammer      Fixed Interest
H.R. Williamson         Fixed Interest Director
K.J. Clarke             Administration Director

------------------------------

(1)The address of each of the individuals listed above is Exchange House, Primrose Street, London EC2A 2NY, United Kingdom.

                                   APPENDIX B
                   REGISTERED INVESTMENT COMPANIES FOR WHICH
                                FCM AND/OR FCEM
                      CURRENTLY ACT AS INVESTMENT ADVISER
                                 OR SUB-ADVISER

                                                         NET ASSETS AT                      ANNUAL ADVISORY FEE
                                                           12/31/95       NET ASSETS AT    RATE (AS A PERCENTAGE
                                                          MANAGED BY        12/31/95        OF AVERAGE DAILY NET
                         NAME                                 FCM        MANAGED BY FCEM   ASSETS MANAGED BY FCM)
-------------------------------------------------------  -------------   ---------------   ----------------------
MFS/Foreign & Colonial International Growth Fund(1),
which seeks capital appreciation.......................    $29,425,265     $11,882,620              0.80%
MFS/Foreign & Colonial International Growth and Income
Fund(1), which seeks capital appreciation and current
income.................................................    $10,944,081     $ 1,302,061              0.75%
MFS/Foreign & Colonial International Emerging Markets
Equity Fund(1), which seeks capital appreciation.......    $        0      $16,554,998              1.00%
MFS/Foreign & Colonial International Growth Series(2),
which seeks capital appreciation.......................    $        0      $         0              0.80%
MFS/Foreign & Colonial International Growth and Income
Series(2), which seeks capital appreciation and current
income.................................................    $5,224,831      $   487,010              0.75%
MFS/Foreign & Colonial Emerging Markets Equity
Series(2), which seeks capital appreciation............    $        0      $         0              1.00%
The Foreign & Colonial Emerging Middle East Fund, Inc.,
which seeks long-term capital appreciation.............       N/A          $36,354,980              N/A

                                                           ANNUAL ADVISORY FEE
                                                          RATE (AS A PERCENTAGE
                                                          OF AVERAGE DAILY NET
                         NAME                            ASSETS MANAGED BY FCEM)
-------------------------------------------------------  -----------------------
MFS/Foreign & Colonial International Growth Fund(1),
which seeks capital appreciation.......................            1.00%
MFS/Foreign & Colonial International Growth and Income
Fund(1), which seeks capital appreciation and current
income.................................................            1.00%
MFS/Foreign & Colonial International Emerging Markets
Equity Fund(1), which seeks capital appreciation.......            1.00%
MFS/Foreign & Colonial International Growth Series(2),
which seeks capital appreciation.......................            1.00%
MFS/Foreign & Colonial International Growth and Income
Series(2), which seeks capital appreciation and current
income.................................................            1.00%
MFS/Foreign & Colonial Emerging Markets Equity
Series(2), which seeks capital appreciation............            1.00%
The Foreign & Colonial Emerging Middle East Fund, Inc.,
which seeks long-term capital appreciation.............            1.25%(3)

------------------------------

(1)A series of MFS Series Trust X.

(2)A series of MFS/Sun Life Series Trust.

(3)FCEM receives 1.25% of the value of the Fund's average weekly net assets (as opposed to average daily net assets).

                                   APPENDIX C
                                    FORM OF
                       SUB-INVESTMENT ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this 1st day of May, 1996 by and between MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser") and FOREIGN & COLONIAL MANAGEMENT LIMITED, a company incorporated under the laws of England and Wales (the "Sub-Adviser").

                                  WITNESSETH:

WHEREAS, the Adviser provides the World Growth Series ("WGS"), a series of MFS/Sun Life Series Trust (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated October 29, 1993 (the "Advisory Agreement") between the Adviser and the Trust, on behalf of WGS; and

WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF THE SUB-ADVISER. The Sub-Adviser will furnish the Adviser with information and advice, including advice on the allocation of investments among emerging market countries or regions, relating to such portion of WGS'S assets as the Adviser shall from time to time designate (the "Designated Assets"). Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the Designated Assets on behalf of WGS in accordance with WGS's investment objective, policies and limitations as stated in the Trust's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and the Trust's Declaration of Trust dated February 15, 1985, and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws") and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) make investment decisions with respect to the Designated Assets; (c) place purchase and sale orders for portfolio transactions with respect to the Designated Assets; (d) manage otherwise uninvested cash assets with respect to the Designated Assets;
(e) as the agent of WGS, give instructions (including trade tickets) to the custodian and any sub-custodian of WGS as to deliveries of securities, transfers of currencies and payments of cash with respect to the Designated Assets (the Sub-Adviser shall promptly notify the Adviser of such instructions); (f) employ professional portfolio managers to provide research services to WGS; (g) attend periodic meetings of the Board of Trustees of the Trust and (h) obtain all the registrations, qualifications and consents, on behalf of WGS, which are necessary for WGS to purchase and sell assets in each jurisdiction (other than the United States) in which WGS's Designated Assets are to be invested (the
Sub-Adviser shall promptly provide the Adviser with copies of any such registrations, qualifications and consents). In providing these services, the Sub-Adviser will furnish continuously an investment program with respect to the Designated Assets. The Sub-Adviser shall be responsible for monitoring WGS's compliance with the Prospectus, the Statement, the Declaration, the By-Laws and the 1940 Act and the rules, regulations and orders thereunder and in monitoring such compliance the Sub-Adviser shall do so in the functional currency of WGS. The Sub-Adviser shall only be responsible for compliance with the above-mentioned restrictions in regards to the Designated Assets. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning WGS, its funds available, or to become available, for investment and generally as to the conditions of WGS's affairs. From time to time the Adviser will notify the Sub-Adviser of the aggregate U.S. Dollar amount of the Designated Assets. The Adviser will have responsibility for exercising proxy, consent and other rights pertaining to the Designated Assets; PROVIDED, HOWEVER, that the Sub-Adviser will, as requested, make recommendations to the Adviser as to the manner in which such proxy, consent and other rights should be exercised.

Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what Designated Assets shall be purchased or sold and what portion, if any, of WGS's Designated Assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what Designated Assets shall be purchased or sold or held uninvested, prior to the implementation thereof.

2.   CERTAIN INFORMATION  TO  THE SUB-ADVISER.  Copies  of the  Prospectus,  the
Statement, the Declaration and the By-Laws have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of WGS and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, the Declaration and the By-Laws. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

3. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Designated Assets.

4. REPORTS. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of WGS, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

5. BROKERAGE. In connection with the selections of brokers, dealers or other entities and the placing of orders for the purchase and sale of portfolio investments for WGS, the Sub-Adviser is directed to seek for WGS execution at the most favorable price by responsible brokerage firms at reasonably competitive commission rates. In fulfilling this requirement, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused WGS to pay a broker, dealer or other entity an amount of commission for effecting a securities transaction in excess of the amount of commission another broker, dealer or other entity would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker, dealer or other entity, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to WGS and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

6. SERVICES TO OTHER COMPANIES OR ACCOUNTS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of WGS as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by the Sub-Adviser in the manner it considers to be the most equitable. The Sub-Adviser agrees to allocate similarly opportunities to sell or otherwise dispose of securities among WGS and other clients of the Sub-Adviser.

7. OTHER SUB-ADVISERS. The Sub-Adviser may from time to time enter into investment sub-advisory agreements with one or more investment advisers, (an "Other Sub-Adviser"), to WGS to perform some or all of the services for which the Sub-Adviser is responsible pursuant to this Agreement upon such terms and conditions as the Adviser and the Sub-Adviser may determine; PROVIDED, HOWEVER, that such investment sub-advisory agreements have been approved by a majority of the Trustees of the Trust who are not interested persons of the Trust, or the Sub-Adviser or the Other Sub-Adviser and by vote of a majority of the outstanding voting securities of WGS; and, PROVIDED, FURTHER, that the Sub-Adviser shall own a majority of the voting securities of any Other Sub-Adviser. The Sub-Adviser may terminate the services of any Other Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Other Sub-Adviser unless and until a successor Other Sub-Adviser is selected. The Sub-Adviser shall be liable for any error of judgment or mistake of law by any Other Sub-Adviser and for any act or omission in the execution and management of WGS by any Other Sub-Adviser.

8. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at a rate of 1.00% per annum of the average daily net asset value of the Designated Assets. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to WGS will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor WGS shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of WGS's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement. In the event that the Adviser reduces its management fee payable under the Advisory Agreement in order to comply with the expense limitations of a State securities commission or otherwise (but not a voluntary reduction), the Sub-Adviser agrees to reduce its fee payable under this Agreement by a pro rata amount.

9. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of WGS, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of WGS, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to WGS.

10. ACTIVITIES OF THE SUB-ADVISER. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others. It is understood that the Trustees, officers and shareholders of the Trust, WGS or the Adviser are or may be or become interested in the Sub-Adviser or any person controlling, controlled by or under common control with the Sub-Adviser, as trustees, officers, employees or otherwise and that trustees, officers and employees of the Sub-Adviser or any person controlling, controlled by or under common control with the Sub-Adviser may become similarly interested in the Trust, WGS or the Adviser and that the Sub-Adviser may be or become interested in WGS as a shareholder or otherwise.

11. COVENANTS OF THE SUB-ADVISER. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or WGS's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of WGS, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, (b) will not take a long or short position in the shares of WGS except as permitted by the Declaration and (c) will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

12. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

(a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the United Kingdom by virtue of its membership in the Investment Management Regulatory Organisation ("IMRO") and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

(b) It will maintain, keep current and preserve on behalf of WGS, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for WGS as may be reasonably requested by the Adviser or WGS from time to time. The Sub-Adviser agrees that such records are the property of WGS, and will be surrendered to WGS promptly upon request; PROVIDED, HOWEVER, that the Sub-Adviser may retain copies of such records for archival purposes as required by IMRO.

(c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

13. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until May 1, 1998 and each year thereafter but only so long as its continuance is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Sub-Adviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of WGS. This Agreement may be terminated at any time without the payment of any penalty by the Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of WGS or by the Adviser, on not more than sixty days nor less than thirty days written notice, or by the Sub-Adviser on not more than ninety days nor less than sixty days written notice. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

14. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended only if such amendment is approved by "vote of a majority of the outstanding voting securities" of WGS, by the Adviser and by the Sub-Adviser.

15. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, SUBJECT, HOWEVER, to such exemptions as may be granted by the SEC under the 1940 Act.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Sub-Adviser pursuant to Section 12 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

17. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Trust or WGS, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                          MASSACHUSETTS FINANCIAL
                                          SERVICES COMPANY
                                          By:
                                          --------------------------------------
                                            Jeffrey L. Shames
                                            President

                                          FOREIGN & COLONIAL
                                          MANAGEMENT LIMITED
                                          By:
                                          --------------------------------------
                                            James Ogilvy

                                          By:
                                          --------------------------------------
                                            Jonathan Lubran

The foregoing is hereby agreed to:

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

MFS/SUN LIFE SERIES TRUST, on behalf of the WORLD GROWTH SERIES

By:
----------------------------------------
  John D. McNeil
  Chairman

                                   APPENDIX D
                                    FORM OF
                       SUB-INVESTMENT ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this 1st day of May, 1996, by and between FOREIGN & COLONIAL MANAGEMENT LIMITED, a company incorporated under the laws of England and Wales (the "Sub-Adviser"), and FOREIGN & COLONIAL EMERGING MARKETS LIMITED, a company incorporated under the laws of England and Wales ("FCEM").

                                  WITNESSETH:

    WHEREAS, Massachusetts Financial Services Company (the "Adviser") provides the World Growth Series ("WGS"), a series of MFS/Sun Life Series Trust (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated October 29, 1993 (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the WGS;

WHEREAS, the Sub-Adviser provides services to the Adviser pursuant to the terms and conditions of a sub-advisory agreement dated the date hereof (the "FCM Sub-Advisory Agreement") between the Adviser and the Sub-Adviser; and

WHEREAS, FCEM is willing to provide services to the Sub-Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF FCEM. FCEM will furnish the Sub-Adviser with information and advice, including advice on the allocation of investments among emerging market countries or regions, relating to such portion of WGS's assets as the Adviser, Sub-Adviser and FCEM shall from time to time mutually designate (the "Designated Assets"). Subject to the supervision of the Trustees of the Trust, the Adviser and the Sub-Adviser, FCEM will: (a) manage the Designated Assets on behalf of WGS in accordance with WGS's investment objective, policies and limitations as stated in the Trust's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and the Trust's Declaration of Trust dated February 15, 1985 and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws") and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) make investment decisions with respect to the Designated Assets; (c) place purchase and sale orders for portfolio transactions with respect to the Designated Assets; (d) manage otherwise uninvested cash assets with respect to the Designated Assets;
(e) as the agent of WGS, give instructions (including trade tickets) to the custodian and any sub-custodian of WGS as to deliveries of securities, transfers of currencies and payments of cash with respect to the Designated Assets (FCEM shall promptly notify the Adviser and the Sub-Adviser of such instructions); (f) employ professional portfolio managers to provide research services to WGS; (g) attend periodic meetings of the Board of Trustees of the Trust and (h) obtain all the registrations, qualifications and consents, on behalf of WGS, which are necessary for WGS to purchase and sell assets in each jurisdiction (other than the United States) in which the Designated Assets are to be invested (FCEM shall promptly provide the Adviser and the Sub-Adviser with copies of any such registrations, qualifications and consents). In providing these services, FCEM will furnish continuously an investment program with respect to the Designated Assets. FCEM shall be responsible for monitoring WGS's compliance with the Prospectus, the Statement, the Declaration, the By-Laws and the 1940 Act and the rules, regulations and orders thereunder and in monitoring such compliance FCEM shall do so in the functional currency of WGS. FCEM shall only be responsible for compliance with the above-mentioned restrictions in regards to the Designated

Assets. The Sub-Adviser agrees to provide FCEM with such assistance as may be reasonably requested by FCEM in connection with its activities under this Agreement, including, without limitation, information concerning WGS, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

Should the Trustees of the Trust or the Adviser and the Sub-Adviser at any time make any determination as to investment policy and notify FCEM thereof in writing, FCEM shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser and the Sub-Adviser or the Trustees of the Trust may at any time, upon written notice to FCEM, suspend or restrict the right of FCEM to determine what assets of WGS shall be purchased or sold and what portion, if any, of WGS's assets shall be held uninvested. It is understood that the Adviser and the Sub-Adviser undertake to discuss with FCEM any such determinations of investment policy and any such suspensions or restrictions on the right of FCEM to determine what assets of WGS shall be purchased or sold or held uninvested, prior to the implementation thereof.

2. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Adviser, the Sub-Adviser and the Trustees of the Trust, FCEM is hereby appointed the Sub-Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as FCEM shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Designated Assets.

3. BROKERAGE. In connection with the selections of brokers, dealers or other entities and the placing of orders for the purchase and sale of portfolio investments for WGS with respect to the Designated Assets, FCEM is directed to seek for WGS execution at the most favorable price by responsible brokerage firms at reasonably competitive commission rates. In fulfilling this requirement, FCEM shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused WGS to pay a broker, dealer or other entity an amount of commission for effecting a securities transaction in excess of the amount of commission another broker, dealer or other entity would have charged for effecting that transaction, if FCEM determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker, dealer or other entity, viewed in terms of either that particular transaction or FCEM's overall responsibilities with respect to WGS and to other clients of FCEM as to which FCEM exercises investment discretion.

4. REPORTS. FCEM shall furnish to the Trustees of the Trust, the Adviser or the Sub-Adviser, or all of them, as may be appropriate, quarterly reports of its activities on behalf of WGS, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust, the Adviser or the Sub-Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust, the Adviser or the Sub-Adviser, as appropriate, may request from time to time.

5. SERVICES TO OTHER COMPANIES OR ACCOUNTS. On occasions when FCEM deems the purchase or sale of a security to be in the best interest of WGS as well as other clients, FCEM, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by FCEM in the manner it considers to be the most equitable. FCEM agrees to allocate similarly opportunities to sell or otherwise dispose of securities among WGS and other clients of FCEM.

6. COMPENSATION OF FCEM. For the services to be rendered by FCEM under this Agreement, the Sub-Adviser shall pay to FCEM compensation, computed and paid monthly in arrears, at a rate of 1.00% per annum of the average daily net asset value of the Designated Assets. If FCEM shall serve for less than the whole of any month, the compensation payable to FCEM with respect to WGS will be prorated. FCEM will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust, the Adviser nor WGS shall be liable to FCEM for the compensation of FCEM. For the purpose of determining fees payable to FCEM, the value of WGS's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement. In the event that the Sub-Adviser reduces its management fee payable under the FCM Sub-Advisory Agreement in order to comply with the expense limitations of a State securities commission or otherwise (but not a voluntary reduction), FCEM agrees to reduce its fee payable under this Agreement by a pro rata amount.

7. LIMITATION OF LIABILITY OF FCEM. FCEM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of WGS, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of WGS, may enforce any obligations of FCEM under this Agreement and may recover directly from FCEM for any liability it may have to WGS.

8. ACTIVITIES OF FCEM. The services of FCEM to WGS are not deemed to be exclusive, FCEM being free to render investment advisory and/or other services to others. It is understood that the Trustees, officers and shareholders of the Trust, WGS, the Adviser or the Sub-Adviser are or may become interested in FCEM or any person controlling, controlled by or under common control with FCEM, as trustees, officers, employees or otherwise and that trustees, officers and employees of FCEM or any person controlling, controlled by or under common control with FCEM may become similarly interested in the Trust, WGS, the Adviser or the Sub-Adviser and that FCEM may be or become interested in WGS as a shareholder or otherwise.

9. COVENANTS OF FCEM. FCEM agrees that it (a) will not deal with itself, "affiliated persons" of FCEM, the Sub-Adviser, the Trustees of the Trust or WGS's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of WGS, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, (b) will not take a long or short position in the shares of WGS except as permitted by the Declaration and (c) will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement relative to FCEM and its trustees, officers, employees and affiliates.

10. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF FCEM. FCEM represents, warrants and agrees that:

(a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the United Kingdom by virtue of its membership in the Investment Management Regulatory Organisation ("IMRO") and is registered under the laws of any jurisdiction in which FCEM is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser and the Sub-Adviser in writing of the occurrence of any event that would disqualify FCEM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser and the Sub-Adviser in writing of any change of control of FCEM or any parent of FCEM resulting in an "assignment" of this Agreement.

(b) It will maintain, keep current and preserve on behalf of WGS, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by FCEM for WGS as may be reasonably requested by the Adviser or WGS from time to time. FCEM agrees that such records are the property of WGS, and will be surrendered to WGS promptly upon request; PROVIDED, HOWEVER, that FCEM may retain copies of such records for archival purposes as required by IMRO.

(c) It has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser, the Sub-Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually FCEM will provide the Trust, the Sub-Adviser and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of FCEM certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser, the Sub-Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser, the Sub-Adviser and the Trust.

11. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until May 1, 1998 and each year thereafter but only so long as its continuance is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust, the Adviser, the Sub-Adviser or FCEM at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of WGS. This Agreement may be terminated at any time without the payment of any penalty by the Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of WGS or by the Adviser or the Sub-Adviser, on not more than sixty days nor less than thirty days written notice, or by FCEM on not more than ninety days nor less than sixty days written notice. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the FCM Sub-Advisory Agreement or the Advisory Agreement shall have terminated for any reason.

12. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended only if such amendment is approved by "vote of a majority of the outstanding voting securities" of WGS, by the Adviser, by the Sub-Adviser and by FCEM.

13. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, SUBJECT, HOWEVER, to such exemptions as may be granted by the SEC under the 1940 Act.

14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by FCEM pursuant to Section 9 hereof shall survive for the duration of this Agreement and FCEM shall immediately notify, but in no event later than five (5) business days, the Adviser and the Sub-Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, by the Adviser's General Counsel in the case of the Adviser, by FCEM's Secretary in the case of FCEM and by the Trust's Secretary in the case of the Trust WGS, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                          FOREIGN & COLONIAL
                                          MANAGEMENT LIMITED

                                          By:
                                          --------------------------------------
                                            James Ogilvy
                                          By:
                                          --------------------------------------
                                            Jonathan Lubran
                                          FOREIGN & COLONIAL
                                          EMERGING MARKETS
                                          LIMITED

                                          By:
                                          --------------------------------------
                                            Audley Twiston Davies
                                          By:
                                          --------------------------------------
                                            Karen Clarke

The foregoing is hereby agreed to:

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

MFS/SUN LIFE SERIES TRUST, on behalf of the WORLD GROWTH SERIES

By:
----------------------------------------
  John D. McNeil
  Chairman

MASSACHUSETTS FINANCIAL SERVICES
COMPANY

By:
----------------------------------------
  Jeffrey L. Shames
  President

                                       P
                                       R
                                       O
                                       X
                                       Y

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or, if not marked, to vote "FOR" each proposal and to use their discretion to vote any other matter as may come before the Meeting. If you do not intend personally to attend the Meeting, please complete, detach and mail this card at once in the enclosed envelope.

                           MFS/SUN LIFE SERIES TRUST
                              WORLD GROWTH SERIES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                         FOR A MEETING OF SHAREHOLDERS

The undersigned hereby appoints John D. McNeil, David D. Horn and Bonnie S. Angus, and each of them, proxies with several powers of substitution, to vote for the undersigned at a Meeting of Shareholders of the World Growth Series of MFS/ Sun Life Series Trust, to be held at the offices of SunLife Assurance Company of Canada, One SunLife Executive Park, Wellesley Hills, Massachusetts, on April 29, 1996, notice of which meeting and the proxy statement accompanying the same having been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the notice of Meeting and accompanying proxy statement, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior proxy or proxies. If more than one of the above-named proxies shall be present in person or by substitute, a majority of the proxies so present and voting shall have and may exercise all the powers hereby granted. Please sign and return as soon as possible but in any event by April 29, 1996.

                (Continued and to be signed on the reverse side)

                           MFS/SUN LIFE SERIES TRUST
                              WORLD GROWTH SERIES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEM 1 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED, AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ITEM 1

    VOTE ON PROPOSAL          1      To  approve two new  Sub-Investment Advisory Agreements,  one between Massachusetts
        FOR / /                      Financial Services  Company  ("MFS")  and Foreign  &  Colonial  Management  Limited
      AGAINST / /                    ("FCM"),  and the other between FCM and its subsidiary, Foreign & Colonial Emerging
      ABSTAIN / /                    Markets Limited,  containing substantially  the same  terms and  conditions as  the current  Sub-Investment Advisory  Agreement between MFS  and Batterymarch Financial
                                     Management, Inc., to become effective on or about May 1, 1996.

                                        ________________________________________
                                                      SIGNATURE
                                      __________________________________________
                                           SIGNATURE (JOINT OWNERS)    DATE

Please sign name or names exactly as printed above to authorize the voting of your shares as indicated above. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate. Corporate proxies should be signed by an authorized officer.

                  Sun Life Assurance Company of Canada (U.S.)
                          One Sun Life Executive Park
                      Wellesley Hills, Massachusetts 02181

                                                                   April 3, 1996

Dear Contract Owner/Participant:

A meeting of shareholders in the World Growth Series of MFS/Sun Life Series Trust ("WGS") will be held at the offices of Sun Life Assurance Company of Canada, One Sun Life Executive Park, Wellesley Hills, Massachusetts on April 29, 1996 at 9:30 a.m.

All or part of the variable portion of your Regatta Gold contract is invested in shares of WGS. Although you are not a shareholder of WGS, you do have the right to instruct Sun Life Assurance Company of Canada (U.S.), issuer of the Contract, as to the manner in which the number of shares of WGS attributable to your Contract should be voted. The Insurance Company will follow voting instructions received at least one day prior to the meeting. Shares for which no timely voting instructions are received will be voted by the Insurance Company in the same proportion as the shares for which instructions are received from persons having such right.

We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement dated April 3, 1996 and a card entitled "Voting Instructions". This card should be used to register your vote on the proposals to be acted upon at the meeting.

YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED IN ORDER TO ENSURE THAT ALL SHARES ATTRIBUTABLE TO YOUR CONTRACT ARE VOTED BY THE INSURANCE COMPANY.

                                          Sincerely,
                                          John D. McNeil
                                          Chairman

Reg Gold

               Sun Life Insurance and Annuity Company of New York
                                80 Broad Street
                            New York, New York 10004

                                                                   April 3, 1996

Dear Contract Owner:

A meeting of shareholders in the World Growth Series of MFS/Sun Life Series Trust ("WGS") will be held at the offices of Sun Life Assurance Company of Canada, One Sun Life Executive Park, Wellesley Hills, Massachusetts on April 29, 1996 at 9:30 a.m.

All or part of the variable portion of your Regatta-N.Y. contract is invested in shares of WGS. Although you are not a shareholder of WGS, you do have the right to instruct Sun Life Insurance and Annuity Company of New York, issuer of the Contract, as to the manner in which the number of shares of WGS attributable to your Contract should be voted. The Insurance Company will follow voting instructions received at least one day prior to the meeting. Shares for which no timely voting instructions are received will be voted by the Insurance Company in the same proportion as the shares for which instructions are received from persons having such right.

We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement dated April 3, 1996 and a card entitled "Voting Instructions". This card should be used to register your vote on the proposals to be acted upon at the meeting.

YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED IN ORDER TO ENSURE THAT ALL SHARES ATTRIBUTABLE TO YOUR CONTRACT ARE VOTED BY THE INSURANCE COMPANY.

                                          Sincerely,
                                          John D. McNeil
                                          Chairman

Reg NY

MFS/SUN LIFE SERIES TRUST                                    VOTING INSTRUCTIONS
WORLD GROWTH SERIES

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANT
                  FOR VOTING SHARES OF THE WORLD GROWTH SERIES

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF MFS/ SUN LIFE SERIES TRUST.

The undersigned, being a Participant under a variable annuity contract issued by Sun Life Assurance Company of Canada (U.S.) or Sun Life Insurance and Annuity Company of New York (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the World Growth Series of MFS/Sun Life Series Trust allocable to Participant's account identified on the reverse side hereof to be voted in the manner specified below with respect to the matter described in the accompanying proxy statement.

FOR / /    AGAINST / /    ABSTAIN /  /  To  approve two new sub-investment advisory  agreements, one between Massachusetts Financial
                                        Services Company ("MFS") and  Foreign & Colonial Management  Limited ("FCM"), and the  other between  FCM and  its subsidiary,  Foreign &  Colonial Emerging  Markets Limited, containing substantially the same terms and conditions as the current sub-investment advisory agreement between MFS and Batterymarch Financial Management, Inc., to become effective on or about May
                                        1, 1996.

                          (CONTINUED FROM OTHER SIDE)

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED THE INSURANCE COMPANY WILL VOTE THE SHARES IN THE SAME PROPORTION AS THE SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED FROM PERSONS HAVING SUCH RIGHT.
                                       Dated: ____________________________, 1996
                                       _________________________________________
                                      (Signature of Contract Owner/Participant)

                                      Please date and sign exactly as name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing.

                                       PLEASE  MARK, SIGN,  DATE AND  RETURN THE
                                       VOTING INSTRUCTIONS  CARD PROMPTLY  USING
                                       THE ENCLOSED ENVELOPE.